EXHIBIT 99.1

News
For Immediate Release

4 Landmark Square Suite 400 Stamford, CT 06901 Telephone: (203) 975-7110 Fax: (203) 975-7902

Contact: Robert B. Lewis (203) 406-3160

SILGAN ADVISED THAT GRAHAM PACKAGING COMPANY
RECEIVES UNSOLICITED ACQUISITION PROPOSAL

STAMFORD, CT, June 13, 2011 – Silgan Holdings Inc. (Nasdaq: SLGN) announced today that Graham Packaging Company Inc. (NYSE: GRM) has informed Silgan that it has received an unsolicited proposal from a private non-investment grade company to acquire all of the shares of Graham Packaging for $25 per share in cash.

Graham Packaging has announced that its board of directors, upon the recommendation of its special committee, has concluded that this proposal could reasonably be expected to lead to a proposal that is superior to the pending transaction with Silgan. The proposal is subject to due diligence, amongst other things, and there can be no assurance that the proposal will result in a definitive agreement providing for a transaction that is superior to the pending transaction with Silgan.  Graham Packaging’s board of directors has not changed its recommendation with respect to the pending transaction with Silgan.

In the event Graham Packaging’s board of directors determines that such proposal constitutes a superior proposal, Graham Packaging is required to provide Silgan with three business days’ written notice prior to Graham Packaging’s board of directors changing its recommendation with respect to the pending transaction with Silgan. During such period, Silgan would have a match right. Alternatively, if Graham Packaging does change its recommendation or accepts such

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SILGAN HOLDINGS
June 13, 2011

proposal from the third party, Graham Packaging would be required to pay to Silgan a termination fee of $39.5 million.

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Silgan Holdings is a leading manufacturer of consumer goods packaging products with annual net sales of approximately $3.1 billion in 2010. Silgan operates 83 manufacturing facilities in North and South America, Europe and Asia. Silgan is a leading supplier of metal containers in North America and Europe, and a leading worldwide supplier of metal, composite and plastic vacuum closures for food and beverage products. In addition, Silgan is a leading supplier of plastic containers for personal care products in North America.

Graham Packaging is a leading U.S. supplier of plastic containers for hot-fill juice and juice drinks, sports drinks, drinkable yogurt and smoothies, nutritional supplements, wide-mouth food, dressings, condiments and beers; a leading global supplier of plastic containers for yogurt drinks; a leading supplier of plastic containers for liquid fabric care products, dish care products and hard-surface cleaners; and a leading supplier in the U.S., Canada and Brazil of one-quart/liter plastic motor oil containers. Graham Packaging pro forma net sales (after taking into account the acquisition of Liquid Container in September 2010) approximates $2.8 billion. Graham Packaging employs over 8,100 associates in 15 countries through 97 manufacturing facilities.

Additional Information and Where to Find It:

The proposed merger transaction involving Silgan and Graham Packaging will be submitted to the respective stockholders of Silgan and Graham Packaging for their consideration. In connection with the proposed merger, Silgan filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that included a preliminary joint proxy statement/prospectus for the stockholders of Silgan and Graham Packaging, and each of Silgan and Graham Packaging will mail the definitive joint proxy statement/prospectus to their respective stockholders if and when it is declared effective by the SEC, and file other documents regarding the proposed transaction with the SEC as well. Silgan and Graham Packaging urge investors and stockholders to read the preliminary joint proxy statement/prospectus, which has not been declared effective by the SEC, and the definitive joint proxy statement/prospectus if and when it is declared effective by the SEC, as well as other

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SILGAN HOLDINGS
June 13, 2011

documents filed with the SEC, because they will contain important information. Investors and security holders will be able to receive the registration statement containing the preliminary proxy statement/prospectus, which has not been declared effective by the SEC, and the definitive joint proxy statement/prospectus if and when it is declared effective by the SEC, and other documents free of charge at the SEC’s web site, http://www.sec.gov, from Silgan at 4 Landmark Square, Suite 400, Stamford, CT 06901, or from Graham Packaging at 2401 Pleasant Valley Road, York, PA 17402.

Participants in Solicitation:

Silgan, Graham Packaging and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the respective stockholders of Silgan and Graham Packaging in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective stockholders of Silgan and Graham Packaging in connection with the proposed merger is set forth in the preliminary joint proxy statement/prospectus filed with the SEC, which has not been declared effective by the SEC, and in the definitive joint proxy statement/prospectus if and when it is declared effective by the SEC. You can find information about Silgan’s executive officers and directors in its definitive proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 29, 2010. You can find more information about Graham Packaging’s executive officers and directors in its definitive proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 30, 2010. You can obtain free copies of these documents from Silgan and Graham Packaging using the contact information above.

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Forward Looking Statements:

Information provided and statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this press release, and Silgan and Graham Packaging assume no obligation to update the information included in this

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June 13, 2011

press release. Such forward-looking statements include information concerning Silgan’s or Graham Packaging’s possible or assumed future results of operations. These statements often include words such as “approximately,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions and may include, but are not limited to, statements about the benefits of the proposed merger between Silgan and Graham Packaging, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical fact. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Silgan’s and Graham Packaging’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Silgan’s and Graham Packaging’s control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the expected closing date of the transaction; the possibility that the expected synergies and value creation from the proposed merger will not be realized, or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters in the foreign countries in which Silgan and Graham Packaging do business; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; the risk that a regulatory approval may be obtained subject to conditions; the risk that financing for the transaction may not be available on favorable terms; and Silgan’s and Graham Packaging’s ability to accurately predict future market conditions. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Silgan’s 2010 Annual Report on Form 10-K, Graham Packaging’s 2010 Annual Report on Form 10-K and each company’s other filings with the SEC available at the SEC’s website (http://www.sec.gov). Although Silgan and Graham Packaging believe that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, Silgan and Graham Packaging

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June 13, 2011

also disclaim any obligation to update their view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this press release.

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